Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 12 – Subsequent Events

In January 2018, the Company entered into a sublease of office space in New York, New York for an approximately four-year term ending on July 29, 2022. The space is approximately 7,000 square feet, part of which management plans to sublease. Under the sublease, the monthly fixed rent amounts range from approximately $63,000 to $70,000 per month during the lease term for cumulative fixed rent of approximately $3.3 million. In addition to monthly fixed rent obligations, the Company is responsible for providing a security deposit, and payment of certain operating costs and taxes associated with the premises.